EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 10-K into the Company's previously filed
Registration Statements on Form S-8 (File No. 33-27325, File
No. 33-43808 and File No. 33-84106).



                              /s/ Arthur Andersen LLP
                              ------------------------
                              ARTHUR ANDERSEN LLP



Chattanooga, Tennessee
March 31, 1995